1 4936-5737-8937.v2 NUSCALE POWER CORPORATION DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (Effective November 22, 2025) SECTION 1. GENERAL. (a) Purpose. The purpose of the NuScale Power Corporation Deferred Compensation Plan for Non-Employee Directors (the “Plan”) is to enable NuScale Power Corporation (together with its successors, the “Company”) to attract and retain the services of experienced Non-Employee Directors by providing them with opportunities to defer the receipt of compensation for services on the Board or on a committee of the Board and to further align the financial interests of such Non- Employee Directors with those of the Company’s shareholders. (b) Eligibility. Except as otherwise determined by the Board, each Non-Employee Director is eligible to participate in the Plan. (c) Equity Plan. The Plan does not authorize or contemplate the issuance of any Shares beyond the Shares authorized for issuance under the NuScale Power Corporation 2022 Long-Term Incentive Plan (as such plan may be amended from time to time) (the “2022 Equity Plan”), as well as successor or predecessor incentive compensation plans of the Company of such type pursuant to which equity awards are or were granted to Non-Employee Directors (in each case, with respect to the awards granted thereunder, the “Applicable Equity Plan”), and which are deferred under this Plan. Except where the context otherwise requires, references in this Plan to the Applicable Equity Plan are to the 2022 Equity Plan. (d) Definitions. (i) “Board” means the Board of Directors of the Company. (ii) “Committee” means the Organization & Compensation Committee of the Board. (iii) “Change in Control” has the meaning set forth in the Applicable Equity Plan; provided that any such transaction also is a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A. (iv) “Deferral” means, as the context requires, a Deferred Fee Share or a Deferred RSU. (v) “Deferral Date” means (x) with respect to a Non-Employee Director’s Deferred Fee Share, the date on which the corresponding Director Fees were scheduled to be to paid to such Non-Employee Director, or (y) with respect

2 4936-5737-8937.v2 to a Non-Employee Director’s Deferred RSU, the date on which the Share covered by the corresponding RSU were scheduled to be issued to such Non-Employee Director, in either case had such Non-Employee Director not deferred such Fee Share or RSU. (vi) “Deferred Benefit” means a Non-Employee Director’s Deferred Fee Share Account and/or Deferred RSU Account under the Plan. (vii) “Deferral Year” means the calendar year for which Director has elected to make a Deferral under this Plan. (viii) “Deferred Fee Share” means a Share to be paid in lieu of Director Fees payment of which is deferred by a Non-Employee Director pursuant to an election made under Section 3 of this Plan. (ix) “Deferred RSU” means an RSU that is vested and settlement of which has deferred by a Non-Employee Director pursuant to an election made under Section 3 of this Plan. (x) “Director Fees” means any all cash compensation payable to a Non- Employee Director for service on the Board or on a committee of the Board. (xi) “Disability” shall mean a disability within the meaning of Section 409A. (xii) “Dividend Equivalent” means, as the context requires, an amount equal to the dividend paid on one Share for each Share underlying a Deferred Fee Share credited to a Deferred Fee Share Account or an amount equal to the dividend paid on one Share for each Share underlying a Deferred RSU credited to a Deferred RSU Account. (xiii) “Election Date” means the date established by this Plan as the date before which a Non-Employee Director must submit a valid Election Form to the Committee. For each Deferral Year, the Election Date is December 31 of the preceding calendar year; provided, however, that the Election Date for newly eligible Non-Employee Directors shall be as provided in Section 3(f). Notwithstanding the foregoing, the Committee may set an earlier date as the Election Date for any Deferral Year. All Election Dates shall be established in conformity with Section 409A. (xiv) “Fee Share” means a Share issuable to a Non-Employee Director in lieu of Director Fees pursuant to an election made by such Non-Employee Director. (xv) “Non-Employee Director” means any member of the Board who is not an employee of the Company. (xvi) “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited

3 4936-5737-8937.v2 liability company or any other entity of whatever nature, and shall include any successor (by merger or otherwise) of such entity. (xvii) “RSU” means a restricted stock unit granted to a Non-Employee Director pursuant to the Applicable Equity Plan for service on the Board or on a committee of the Board. (xviii) “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and regulations relating thereto. (xix) “Separation from Service” has the same meaning as set forth under Section 409A. (xx) “Share” means on share of Class A Common Stock of NuScale Power Corporation. (xxi) “Unforeseeable Emergency” means a financial hardship, as defined in Treas. Reg. 1.409A-3(i)(3)(i). SECTION 2. ADMINISTRATION. (a) The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding on all Persons, including the Company and any Affiliate, director, beneficiary or stockholder. (b) The Committee may delegate to any Person such duties and powers, both administrative and discretionary, as it deems appropriate, except for such duties that may not be delegated by law or regulation. SECTION 3. DEFERRAL ELECTION. (a) Deferral Election. No later than each Deferral Year’s Election Date, a Non- Employee Director may submit a written election to defer until such Non-Employee Director’s Separation from Service (i) receipt of up to 100% (in such increments as determined by the Committee) of such Non-Employee Director’s Fee Shares for the Deferral Year, and/or (ii) receipt of up to 100% (in such increments as determined by the Committee) of such Non-Employee Director’s RSUs for the Deferral Year, pursuant to a form approved by the Committee and filed with the Secretary of the Company (such form, an “Election Form” and each such election, a “Deferral Election”). A Deferral Election is valid when an Election Form is completed, signed by the Non-Employee Director, and received timely by the Committee. Any Non-Employee Director who does not submit a valid Deferral Election Form by the Election Date may not defer any part of the Non-Employee Director’s Fee Shares or RSUs for the Deferral Year.

4 4936-5737-8937.v2 (b) Duration of Election. A Deferral Election shall become irrevocable as of the Deferral Year’s Election Date and shall remain effective through the last day of applicable Deferral Year. A new Deferral Election must be made for each Deferral Year. (c) Non-Employee Director Modification or Revocation of Election. A Non-Employee Director may modify or revoke a Deferral Election prior to the Election Date but may not modify or revoke a Deferral Election after the Deferral Year begins. Any writing signed by a Non-Employee Director expressing an intention to modify or revoke the Non-Employee Director’s Election Form before the close of business on the relevant Election Date is a modification or revocation, as the context requires. (d) Committee Modification of Election. If it does so before the last business day preceding the Deferral Year, the Committee may reject or modify any Deferral Election for such Deferral Year. The Committee’s rejection or modification of any Deferral Election must be based upon action taken without regard to any decision of discretion of the Non-Employee Director whose Deferral Election is under consideration, and the Committee’s rejections or modifications must be made on a uniform basis with respect to similarly situated Non-Employee Directors. (e) Allocation of Deferral. In the event the Fee Shares or the RSUs are paid or granted in more than one payment or grant during a Deferral Year, a Non-Employee Director’s deferral may be taken from such Fee Shares or RSUs ratably during the applicable Deferral Year or in any other manner determined by the Committee; provided that such deferrals during the Plan year, in the aggregate, reflect the Non- Employee Director’s deferral election in accordance with Section 409A. (f) Newly Eligible Non-Employee Director Election. Notwithstanding Section 3(a), a Non-Employee Director who first becomes eligible to participate in the Plan (including any other plan that is required to be treated as a single plan with the Plan under Section 409A) may file a Deferral Election during the first thirty (30) days of such eligibility; provided that such Deferral Election shall apply only to (A) any Fee Shares that are paid to such Non-Employee Director for any period of service that commences after the date that such Election Form is filed or (B) any RSUs that are granted and vest after the date that such Election Form is filed. (g) Vesting. Each Deferral shall be fully vested and non-forfeitable at all times from the applicable Deferral Date. SECTION 4. DISTRIBUTIONS. (a) Separation from Service. Except as otherwise provided in this Section 4, a Non- Employee Director’s Deferred Benefit shall be paid in a lump sum on the first day of the calendar month following the expiration of forty-five (45) days after the Non- Employee Director’s Separation from Service. (b) Change in Control, Death and Disability. All of a Non-Employee Director’s Deferred Benefit and any earnings shall be distributed to such Non-Employee

5 4936-5737-8937.v2 Director on a Change in Control or such Non-Employee Director’s death or Disability within forty-five (45) days of the applicable event. (c) Unforeseeable Emergency. The Committee, in its sole discretion, may accelerate the distribution of a Non-Employee Director’s Deferred Benefit if such Non- Employee Director experiences an Unforeseeable Emergency; provided that such distribution complies with Section 409A. To request such a distribution, a Non- Employee Director must file an application with the Committee and furnish such supporting documentation as the Committee may require. Such application shall specify the basis for the distribution and the amount to be distributed. If such request is approved by the Committee, distribution shall be made in a lump sum payment as soon as administratively practicable, but not more than thirty (30) days, following such approval. (d) Specified Employees. Notwithstanding any other provision of this Plan to the contrary, if the Non-Employee Director is a Specified Employee at the time of his or her Separation from Service, any payment to be made to a Non-Employee Director upon his or her Separation from Service shall be delayed until the earlier of (i) the first day of the seventh month following his or her Separation from Service or (ii) upon such Non-Employee Director’s death. For the avoidance of doubt, in no event may any Non-Employee Director, directly or indirectly, designate the calendar year of any payment to be made pursuant to the Plan. For purposes of this Plan, “Specified Employee” shall have the meaning set forth in Treas. Reg. 1.409A1(i). SECTION 5. ACCOUNTS; AMOUNT OF DISTRIBUTION. (a) Deferred Fee Share Account. The Company will establish a bookkeeping record for each Non-Employee Director to reflect the status of the Non-Employee Director’s Deferred Fee Shares and the number of Shares in which such Deferred Fee Shares notionally represent, if any, under this Plan (such bookkeeping account, a “Deferred Fee Share Account”). A Non-Employee Director’s Deferred Fee Share Account will be credited with the number of Deferred Fee Shares subject to a Deferral Election pursuant to this Plan. A Deferred Fee Share Account will be credited periodically with Shares that reflect the value of Dividend Equivalents paid on Shares pursuant to Section 5(c). The balance in a Non-Employee Director’s Deferred Fee Share Account shall be settled in the number of actual Shares equal to the whole number of Deferred Fee Shares in the Non-Employee Director’s Deferred Fee Share Account. For the avoidance of doubt, each Deferred Fee Share Account will be established only for the purpose of measuring Deferred Fee Shares and not to segregate assets or to identify assets that may or must be used to satisfy a Deferred Benefit. (b) Deferred RSU Account. The Company will establish a bookkeeping record for each Non-Employee Director to reflect the status of the Non-Employee Director’s Deferred RSUs and the number of Shares such Deferred RSUs notionally represent, if any, under this Plan (such bookkeeping account, a “Deferred RSU Account”). A

6 4936-5737-8937.v2 Non-Employee Director’s Deferred RSU Account will be credited with the number Deferred RSUs subject to a Deferral Election pursuant to this Plan. A Deferred RSU Account will be credited periodically with Shares that reflect the value of Dividend Equivalents paid on Shares pursuant to Section 5(c). The balance in a Non- Employee Director’s Deferred RSU Account shall be settled in the number of actual Shares equal to the whole number of Deferred RSUs in the Non-Employee Director’s Deferred RSU Account. For the avoidance of doubt, each Deferred RSU Account will be established only for the purpose of measuring Deferred RSUs and not to segregate assets or to identify assets that may or must be used to satisfy a Deferred Benefit. (c) Dividend Equivalents. With respect to the period beginning on the Deferral Date applicable to a Non-Employee Director’s Deferred Fee Shares and/or Deferred RSUs, as applicable, and ending on the distribution date applicable to such Non- Employee Director’s Deferred Fee Shares and/or Deferred RSUs, such Non- Employee Director’s Deferred Fee Share Account or Deferred RSU Account, as the context requires, shall be credited with a Dividend Equivalent with respect to any dividend that would have been paid on a number of Shares equal to the number of Deferred Fee Shares or Deferred RSUs credited to such Non-Employee Director’s Deferred Fee Share Account or Deferred RSU Account as of the applicable dividend record date. In addition, subject to the terms of the Applicable Equity Plan, a Non-Employee Director’s Deferred RSU Account shall be credited with any Dividend Equivalents with respect to a Deferred RSU during the period beginning on the grant date of such Deferred RSU and ending on the applicable Deferral Date. Any Dividend Equivalents credited pursuant to the foregoing provisions of this Section shall be paid, without interest, in the same form (cash, Shares or other property) in which such corresponding dividend is paid to holders of Shares generally, unless otherwise determined by the Committee. (d) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Accounting Standards Codification Topic 718 (or any successor thereto), or otherwise affects the Shares, then the Committee shall adjust the number and type of securities or other property (including cash) payable with respect to outstanding Deferred Fee Shares or Deferred RSUs in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. SECTION 6. GENERAL PROVISIONS APPLICABLE TO DEFERRALS. (a) Nontransferable. Except as provided by the Committee, no Deferral and no right under any Deferral, shall be assignable, alienable, saleable or transferable by a Non-

7 4936-5737-8937.v2 Employee Director otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Non- Employee Director may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Non-Employee Director with respect to a Deferral on the death of the Non-Employee Director. Each Deferral, and each right under any Deferral, shall be exercisable, during the Non- Employee Director’s lifetime, only by the Non-Employee Director or, if permissible under applicable law, by the Non-Employee Director’s guardian or legal representative. No Deferral, and no right under any Deferral, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. (b) Other Restrictions. All Shares or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange on which such Shares or other securities are then listed, and any applicable federal, state or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. SECTION 7. AMENDMENTS AND TERMINATION. (a) Amendment. The Committee, in its sole discretion, may amend, suspend or discontinue the Plan or any Deferral at any time; provided that no such amendment, suspension or discontinuance shall reduce the accrued benefit of any Non- Employee Director except to the extent necessary to comply with any provision of federal, state or other applicable law. The Committee further has the right, without a Non-Employee Director’s consent, to amend or modify the terms of the Plan and such Non-Employee Director’s Deferrals to the extent that the Committee deems it necessary to avoid adverse or unintended tax consequences to such Non-Employee Director under Section 409A. Such other changes to Deferrals shall be permitted and honored under the Plan to the extent authorized by the Committee and consistent with Section 409A. (b) Termination. The Board, in its sole discretion, may terminate the Plan at any time, as long as such termination complies with then applicable tax and other requirements. Distributions of Accounts outstanding under the Plan as of the date on which the Plan is terminated will be made in a lump sum payment twelve (12) months after such termination, unless the right to receive a distribution in accordance with the terms of the Plan would occur before the end of such twelve (12)-month period, in which case distributions will be made in accordance with the terms of the Plan and the Non-Employee Director’s Election Form.

8 4936-5737-8937.v2 SECTION 8. MISCELLANEOUS. (a) No Rights to Participation. No Non-Employee Director or other Person shall have any claim to be entitled to make a deferral under the Plan, and there is no obligation for uniformity of treatment of Non-Employee Directors or beneficiaries under the Plan. The terms and conditions of deferrals under the Plan need not be the same with respect to each Non-Employee Director. (b) Withholding. To the extent required by applicable law, the Company or any Affiliate shall be authorized to withhold from any Deferral or distribution the amount (in cash, notional shares, Shares or other securities) of taxes required or permitted to be withheld (up to the maximum statutory tax rate in the relevant jurisdiction) in respect of such Deferral and to take such other action as may be necessary or appropriate in the opinion of the Company or Affiliate to satisfy withholding taxes. (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. (d) No Right to Continued Service. The opportunity to make a Deferral under the Plan shall not be construed as giving a Non-Employee Director the right to be retained in the service of the Board or the Company. A Non-Employee Director’s Deferral under the Plan is not intended to confer any rights on such Non-Employee Director except as set forth in the Plan. The Company expressly reserves the right at any time to replace or not to renominate a Non-Employee Director without any liability for any claim against the Company for any payment or distribution except to the extent provided for in the Plan. (e) Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the Plan unless the issuance and delivery of such shares pursuant hereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. (f) Rights as a Stockholder. A Non-Employee Director will have no rights as a stockholder unless and until Shares are issued hereunder and such Non-Employee Director becomes the holder of record of such Shares. (g) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law without regard to conflict of law. (h) Severability. If any provision of the Plan or any Election Form is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person, or would disqualify the Plan or any Deferral under any law deemed applicable by the Committee, such provision shall be construed or deemed amended

9 4936-5737-8937.v2 to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or such Deferral, such provision shall be stricken as to such jurisdiction, Person or Deferral, and the remainder of the Plan and such Election Form shall remain in full force and effect. (i) Unfunded Status of the Plan. The Plan is unfunded. The Plan, together with the applicable Election Form, shall represent at all times an unfunded and unsecured contractual obligation of the Company. Each Non-Employee Director and beneficiary will be an unsecured creditor of the Company with respect to all obligations owed to them under the Plan. No Non-Employee Director or beneficiary will have any interest in any fund or in any specific asset of the Company of any kind, nor shall any Non-Employee Director or beneficiary or any other Person have any right to receive any payment or distribution under the Plan except as, and to the extent, expressly provided in the Plan and the applicable Election Form. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide payments required under the Plan shall not serve in any way as security to any Non-Employee Director or beneficiary for the Company’s performance under the Plan and shall at all times be subject to the claims of creditors. (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. (k) Indemnification. Subject to requirements of Delaware State law, each individual who is or shall have been a member of the Committee, or a Person to whom authority was delegated in accordance with Section 2(b), shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed on or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan (but not as a Non-Employee Director in the Plan) and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her; provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10 4936-5737-8937.v2 (l) Section 409A. The terms and conditions of the Plan are intended to comply (and shall be interpreted in accordance) with Section 409A. No action shall be taken under the Plan that will cause any Deferral to fail to comply in any respect with Section 409A without the written consent of the Non-Employee Director. Any adjustments to Shares pursuant to Section 5(d) above shall be made (i) in compliance with the requirements of Section 409A and (ii) in such a manner as to ensure that after such adjustment to the Shares, the Plan and the Deferrals still comply with the requirements of Section 409A.